EXECUTION COPY

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

This Assignment, Assumption and Recognition Agreement (this “AAR Agreement”) is made and entered into as of June 30, 2006 (the “Closing Date”), among DB Structured Products, Inc., having an address at 60 Wall Street, New York, New York 10005 (the “Assignor”), Deutsche Alt-A Securities, Inc., having an address at 60 Wall Street, New York, New York 10005 (the “Assignee”), and GMAC Mortgage Corporation, having an address at 100 Witmer Road, Horsham, Pennsylvania 19044 (the “Company” or the “Servicer”) and acknowledged and agreed to by Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”).

In consideration of the mutual promises contained herein, the parties hereto agree that the residential mortgage loans listed on Attachment 1 annexed hereto (the “Assigned Loans”) which are now serviced by the Company for the Assignor and its successors and assigns pursuant to the Servicing Agreement, dated as of August 5, 2005, as amended by Amendment Number One, dated as of January 31, 2006 (the “Servicing Agreement”), between the Assignor and the Company, shall be sold by the Assignor to the Assignee pursuant to the Mortgage Loan Purchase Agreement, dated as of June 30, 2006 (the “MLPA”), between the Assignor and the Assignee and subject to the terms of this AAR Agreement.  The Assignee intends to transfer all right, title and interest in and to the Assigned Loans to HSBC Bank USA, National Association, as trustee (the “Trustee”) for the holders of Deutsche Alt-A Securities Mortgage Loan Trust, Series 2006-AR2 Mortgage Pass-Through Certificates (the “Certificateholders”) pursuant to the Pooling and Servicing Agreement, dated as of June 1, 2006 (the “Pooling and Servicing Agreement”) among the Assignee, as depositor, the Trustee, as trustee, the Master Servicer and securities administrator.  Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Servicing Agreement.

Assignment and Assumption

1.

Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor in, to and under the Servicing Agreement as it relates to the Assigned Loans.  Assignor specifically reserves and does not assign to Assignee any right, title and interest in, to or under any mortgage loans subject to the Servicing Agreement other than the Assigned Loans set forth on Attachment 1, the right to transfer the servicing for any Charged-Off Loans pursuant to Section 2.15 of the Servicing Agreement or the obligation to indemnify the Company pursuant to Section 8.01(b) of the Servicing Agreement.

Representations, Warranties and Covenants

2.

Assignor warrants and represents to Assignee and Company as of the Closing Date:

(a)

Attached hereto as Attachment 2 is a true and accurate copy of the Servicing Agreement, which Servicing Agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)

Assignor was the lawful owner of the Assigned Loans with full right to transfer the Assigned Loans and any and all of its interests, rights and obligations under the Servicing Agreement as they relate to the Assigned Loans, free and clear from any and all claims and encumbrances; and upon the transfer of the Assigned Loans to Assignee under the MLPA, Assignee shall have good title to each and every Assigned Loan, as well as any and all of Assignor’s interests, rights and obligations under the Servicing Agreement as they relate to the Assigned Loans, free and clear of any and all liens, claims and encumbrances;

(c)

Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to acquire, own and sell the Assigned Loans;

(d)

Assignor has full corporate power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein.  The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor’s certificate of incorporation or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject.  The execution, delivery and performance by Assignor of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Assignor.  This AAR Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee and Company, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(e)

No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this AAR Agreement, or the consummation by it of the transactions contemplated hereby.

3.

Assignee warrants and represents to, and covenants with, Assignor and Company as of the Closing Date:

(a)

Assignee is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite power and authority to acquire, own and purchase the Assigned Loans;

(b)

Assignee has full corporate power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein.  The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignee’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignee’s articles of incorporation or by-laws or any legal restriction, or any material agreement or instrument to which Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignee or its property is subject.  The execution, delivery and performance by Assignee of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Assignee.  This AAR Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by Assignor and Company, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

(c)

No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignee in connection with the execution, delivery or performance by Assignee of this AAR Agreement, or the consummation by it of the transactions contemplated hereby; and

(d)

Assignee agrees to be bound by all of the terms, covenants and conditions of the Servicing Agreement with respect to the Assigned Loans, and from and after the Closing Date with respect to the Assigned  Loans, Assignee assumes for the benefit of each of Assignor and Company all of Assignor’s obligations thereunder but solely with respect to such Assigned Loans.

4.

Company warrants and represents to, and covenants with, Assignor and Assignee as of the Closing Date:

(a)

Attached hereto as Attachment 2 is a true and accurate copy of the Servicing Agreement, which Agreement is in full force and effect as of the Closing Date and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)

Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to service the Assigned Loans and otherwise to perform its obligations under the Servicing Agreement;

(c)

Company has full corporate power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein.  The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Company’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Company’s certificate of incorporation or by-laws or any legal restriction, or any material agreement or instrument to which Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Company or its property is subject.  The execution, delivery and performance by Company of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Company.  This AAR Agreement has been duly executed and delivered by Company, and, upon the due authorization, execution and delivery by Assignor and Assignee, will constitute the valid and legally binding obligation of Company, enforceable against Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

(d)

No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Company in connection with the execution, delivery or performance by Company of this AAR Agreement, or the consummation by it of the transactions contemplated hereby;

(e)

No event has occurred as of Closing Date which would render the representations and warranties made by Company in Section 9.01 the Servicing Agreement, including any representations and warranties referenced thereunder, to be untrue in any material respect;

(f)

From and after the Closing Date with respect to the Assigned  Loans, the Company shall service the Assigned Loans in accordance with the terms and provisions of the Servicing Agreement, and the Company shall establish a Custodial Account and an Escrow Account under the Servicing Agreement with respect to the Assigned Loans separate from the Custodial Account and Escrow Account previously established under the Servicing Agreement in favor of Assignor, and shall remit collections received to such accounts.  The Custodial Account and Escrow Account shall be entitled “GMAC Mortgage Corporation, as servicer in trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2006-AR2”; and

(g)

Company shall furnish, on a monthly basis, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete borrower credit files to Equifax, Experian and the TransUnion Credit Information Company with respect to each Assigned Loan serviced by the Company subject to this AAR Agreement.

5.

Company hereby acknowledges that Wells Fargo Bank, N.A. has been appointed as the Master Servicer for the Assigned Loans pursuant to the Pooling and Servicing Agreement.  Company shall deliver any reports, certificates and other information required to be delivered under the Servicing Agreement, as modified by this AAR Agreement, to:

Wells Fargo Bank, National Association

9062 Old Annapolis Road

Columbia, Maryland  21045

Attention: DBALT 2006-AR2

Telecopier No.:  (410) 715-2380

Recognition of Assignee

6.

From and after the Closing Date with respect to the Assigned  Loans, Company shall recognize Assignee as owner of the Assigned Loans, and the Company acknowledges that the Assigned Loans will be part of a REMIC, and will service the Assigned Loans in accordance with the Servicing Agreement, as modified by this AAR Agreement, but in no event in a manner that would (i) cause any REMIC to fail to qualify as a REMIC or (ii) result in the imposition of a tax upon any REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code).  It is the intention of Assignor, Company and Assignee that this AAR Agreement shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto.  Neither Company nor Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Assigned Loans without the prior written consent of the Trustee and, with respect to the servicing of the Assigned Loans, the Master Servicer.  Pursuant to the Pooling and Servicing Agreement, the Assignee will assign all of its rights under this AAR Agreement to the Trustee for the benefit of the Certificateholders.

In addition, Company hereby acknowledges that the Assigned Loans will be subject to the terms and conditions of the Pooling and Servicing Agreement pursuant to which the Master Servicer is required to monitor the performance by Company of its servicing obligations under the Servicing Agreement, as modified by this AAR Agreement, and has the right to enforce the obligations of Company under the Servicing Agreement, as modified by this AAR Agreement, with respect to the servicing of the Assigned Loans.  Such right will include, without limitation, the right to terminate Company under the Servicing Agreement as provided therein, the right to receive all remittances required to be made by Company under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by Company under the Servicing Agreement, the right to examine the books and records of Company, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by Company.  In connection therewith, the Company hereby agrees to make all remittances required under the Servicing Agreement with respect to the Assigned Loans to the Master Servicer in accordance with the following wire transfer instructions:

Wells Fargo Bank, N.A.

ABA #: 121000248

Account Name: SAS Clearing

Account #: 3970771416

For Further Credit to: DBALT 2006-AR2 Account #50926800

Modification of the Servicing Agreement

7.

Company and Assignor hereby amend the Servicing Agreement with respect to the Assigned Loans as follows:

(a)

The following definitions are added to Section 1.01 of the Servicing Agreement:

Final Recovery Determination:  With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property repurchased by the Servicer pursuant to this Agreement), a determination made by the Servicer that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which the Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered.  The Servicer shall maintain records, prepared by a servicing officer of the Servicer, of each Final Recovery Determination.

Monthly Advance:  The aggregate of the advances made by the Servicer on any Remittance Date pursuant to Section 3.04 of the Servicing Agreement.

Nonrecoverable Monthly Advance:  Any Monthly Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Servicer, will not, or, in the case of a proposed Monthly Advance, would not be, ultimately recoverable from related late payments, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

Pooling and Servicing Agreement:  the Pooling and Servicing Agreement, dated as of June 1, 2006, among the Depositor, the Trustee, the Master Servicer and the Securities Administrator.

Report Remittance Date:  Shall have the meaning assigned thereto in Section 3.02 of this Agreement.

Securities Administrator:  Wells Fargo Bank, N.A., or any successor thereto.

Servicing Fee Rate:  0.375% per annum for each Mortgage Loan.

Trustee:  HSBC Bank USA, National Association, or any successor thereto.

(b)

The definition of “Depositor” in Section 1.01 of the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

Depositor:  Deutsche Alt-A Securities, Inc.

(c)

The definition of “Determination Date” in Section 1.01 of the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

Determination Date:  With respect to each Remittance Date, the fifteenth (15th) day of the calendar month in which such Remittance Date occurs or, if such fifteenth (15th) day is not a Business Day, the Business Day immediately following such fifteenth (15th) day.

(d)

The definition of “Due Period” in Section 1.01 of the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

Due Period:  With respect to each Remittance Date, the period commencing on the second day of the month preceding the month of the Remittance Date and ending on the first day of the month of the Remittance Date.

(e)

The definition of “Master Servicer” in Section 1.01 of the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

Master Servicer:  Wells Fargo Bank, N.A., or any successor thereto.

(f)

The definition of “Principal Prepayment Period” in Section 1.01 of the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

Principal Prepayment Period:  With respect to each Remittance Date, the period beginning with the 16th day of the calendar month preceding the month in which such Remittance Date occurs and ending on the 15th day of the calendar month in which such Remittance Date occurs.

(g)

The definition of “Remittance Date” in Section 1.01 of the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

Remittance Date:  The eighteenth (18th) day of each month, commencing, for any Mortgage Loan Package on the eighteenth day of the month next following the month in which the related Cut-off Date occurs, or if such eighteenth (18th) day is not a Business Day, the first Business Day immediately preceding such eighteenth (18th) day.

(h)

The definition of “Servicing Fee” is hereby in Section 1.01 of the Servicing Agreement is deleted in its entirety and replaced by the following:

“With respect to each Mortgage Loan, the amount of the annual servicing fee the Purchaser shall pay to the Servicer, which shall, for each month, be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) the Stated Principal Balance of the Mortgage Loan.  Such fee shall be payable monthly, computed on the basis of the same principal amount and period respectively which any related interest payment on a Mortgage Loan is computed.”

(i)

Section 2.02 of the Servicing Agreement is modified by deleting the third paragraph of such section and replacing it with the following:

“The Servicer acknowledges and agrees that it shall take and initiate any legal actions with respect to any Mortgage Loans and REO Properties, including, without limitation, any foreclosure actions, acceptance of deeds-in-lieu of foreclosure, and any collection actions with respect to any Mortgage Loans or REO Properties on behalf of and in the name of the Trustee for the benefit of the related trust established pursuant to the Pooling and Servicing Agreement.”

(j)

Section 2.04 of the Servicing Agreement is modified by deleting the word “and” after clause (vii) and adding the following clauses:

“(ix) with respect to each Principal Prepayment in full received during the portion of the Principal Prepayment Period occurring from the 16th day of the calendar month preceding the month in which the related Remittance Date occurs through and including the last day of the calendar month preceding the month in which the related Remittance Date occurs, an amount (“Prepayment Interest Shortfall”) (to be paid by the Servicer out of its own funds without reimbursement therefor) which, when added to all amounts allocable to interest received in connection with such Principal Prepayment in full, equals one month’s interest on the amount of principal so prepaid at the Mortgage Loan Remittance Rate, provided, however, that in no event shall the aggregate of deposits made by the Servicer exceed the aggregate amount of the Servicer’s Servicing Fee in the calendar month in which such deposits are required; and

(x) all Monthly Advances required to be made by the Servicer pursuant to Section 3.04.

(k)

Section 2.05 of the Servicing Agreement is modified by deleting the word “and” after clause (viii), changing clause (ix) to clause (xiii) and adding the following as clauses (ix), (x), (xi) and (xii):

(ix) to reimburse itself for Monthly Advances, the Servicer’s right to reimburse itself pursuant to this clause (ix) being limited to amounts received on the related Mortgage Loan which represent late collections (net of the related Servicing Fees), Liquidation Proceeds or Insurance Proceeds with respect to such Mortgage Loan, respecting which any such advance was made it being understood that, in the case of such reimbursement, the Servicer’s right thereto shall be prior to the rights of Purchaser;

(x) to reimburse the Servicer for any Monthly Advance previously made which the Servicer has determined to be a Nonrecoverable Monthly Advance;

(xi) to pay to itself, to the extent set forth in Section 4.03, with respect to each Principal Prepayment in full received during the portion of the related Prepayment Period occurring from the 1st day of the calendar month in which the related Remittance Date occurs through and including the last day of the related Prepayment Period, an amount (“Prepayment Interest Excess”) equal to interest (to the extent received) at the applicable Mortgage Loan Remittance Rate on the amount of such Principal Prepayment for the number of days commencing on the 1st day of the calendar month in which such Remittance Date occurs and ending on the date on which such prepayment is so applied;

(xii) to reimburse itself to the extent set forth in Sections 4.08(a) and (b); and

(l)

Section 2.05 of the Servicing Agreement is modified by replacing the paragraph at the end of such Section with the following:

“The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses (ii) - (xii) above.  The Servicer shall provide written notification in the form of an Officers’ Certificate to the Purchaser, on or prior to the next succeeding Remittance Date, upon making any withdrawals from the Custodial Account pursuant to clause (v) and (xii) above.”

(m)

The following shall be added as Section 2.23 of the Servicing Agreement:

“Notwithstanding anything in this Agreement to the contrary, the Servicer (a) shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate and (b) shall not (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable) make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would both (i) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or Treasury regulations promulgated thereunder) or (ii) cause the trust fund to fail to qualify as a REMIC under the Code or the imposition of any tax on “prohibited transactions” or “contributions” after the startup date under the REMIC Provisions.

Prior to taking any action with respect to the Mortgage Loans which is not contemplated under the terms of this Agreement, the Servicer will obtain an Opinion of Counsel acceptable to the Trustee with respect to whether such action could result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an “Adverse REMIC Event”), and the Servicer shall not take any such action or cause the trust fund to take any such action as to which it has been advised that an Adverse REMIC Event could occur.

The Servicer shall not permit the creation of any “interests” (within the meaning of Section 860G of the Code) in the REMIC.  The Servicer shall not enter into any arrangement by which the REMIC will receive a fee or other compensation for services nor permit the REMIC to receive any income from assets other than “qualified mortgages” as defined in Section 860G(a)(3) of the Code or “permitted investments” as defined in Section 860G(a)(5) of the Code.

Any REO Property shall be disposed of by the Servicer before the close of the third taxable year following the taxable year in which the Mortgage Loan became an REO Property, unless the Servicer is otherwise directed by the Assignee or such Mortgage Loan is not part of a REMIC.”

(n)

The first paragraph of Section 3.01 of the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

“On each Remittance Date, the Servicer shall remit by wire transfer of immediately available funds to the Owner (A) (i) all amounts credited to the related Custodial Account as of the close of business on the preceding Determination Date, net of charges against or withdrawals from the related Custodial Account pursuant to Section 2.05, plus (ii) all Monthly Advances, if any, which the Servicer is obligated to remit pursuant to Section 3.04; minus (B) (x) any amounts attributable to Principal Prepayments received after the related Principal Prepayment Period and (y) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the preceding Determination Date.”

(o)

Section 3.02 of the Servicing Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

Section 3.02.

Monthly Advances.

(a)

Not later than the close of business on the Business Day preceding each Remittance Date, the Servicer shall deposit in the Custodial Account an amount equal to all payments not previously advanced by the Servicer, whether or not deferred pursuant to Section 2.01, of principal (due after the Cut-off Date) and interest not allocable to the period prior to the Cut-off Date, at the net Mortgage Interest Rate, which were due on a Mortgage Loan and delinquent at the close of business on the related Determination Date.

(b)

The obligation of the Servicer to make such Monthly Advances is mandatory, notwithstanding any other provision of this Agreement, and, with respect to any Mortgage Loan or REO Property, shall continue until a Final Recovery Determination in connection therewith; provided that, notwithstanding anything herein to the contrary, no Monthly Advance shall be required to be made hereunder by the Servicer if such Monthly Advance would, if made, constitute a Nonrecoverable Monthly Advance.  The determination by the Servicer that it has made a Nonrecoverable Monthly Advance or that any proposed Monthly Advance, if made, would constitute a Nonrecoverable Monthly Advance, shall be evidenced by an Officers’ Certificate delivered to the Purchaser.

(p)

Section 4.03 of the Servicing Agreement is hereby amended by deleting the last sentence of the first paragraph.

(q)

Section 4.03 of the Servicing Agreement is hereby further amended by adding the following paragraph at the end thereto:

“The Servicer shall also be entitled on each Remittance Date to the aggregate of any Prepayment Interest Excess collected during the portion of the Principal Prepayment Period commencing on the 1st day of the calendar month in which such Remittance Date occurs and ending on the date on which such prepayment is so applied, which Prepayment Interest Excess the Servicer may withdraw from the Custodial Account pursuant to Section 2.05; provided, however, any such Prepayment Interest Excess to which the Servicer is entitled shall be reduced by the amount by which the aggregate Prepayment Interest Shortfalls for such Principal Prepayment Period exceed the Servicer’s aggregate Servicing Fee received with respect to the related Due Period.”

(r)

Section 4.04 of the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

Section 4.04

Reserved.

(s)

Section 4.05 of the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

Section 4.05

Reserved.

(t)

Section 4.08(a) of the Servicing Agreement is hereby modified by deleting the phrase “Owner shall remain responsible, as between Owner and Servicer, for losses” in the first sentence therein and replacing such phrase with “The Servicer shall have the right to be reimbursed from amounts deposited in the Custodial Account, for losses, incurred by the Servicer,”.

(u)

Section 4.08(a) of the Servicing Agreement is hereby further modified by deleting the phrase “Owner shall be responsible” in the second sentence therein and replacing such sentence with “the Servicer shall have the right to be reimbursed from amounts deposited in the Custodial Account”.

(v)

Section 4.08(b) of the Servicing Agreement is hereby modified by deleting the phrase “Owner shall reimburse Servicer” in the first line therein and replacing such phrase with “The Servicer shall have the right to be reimbursed from amounts deposited in the Custodial Account”.

(w)

Section 4.08(b) of the Servicing Agreement is hereby further modified by deleting the phrase “will be reimbursed by Owner without approval of Owner” in the second line of the second paragraph therein and replacing such phrase with “shall be reimbursable from amounts deposited in the Custodial Account”.

(x)

Section 5.01 of the Servicing Agreement is hereby deleted in its entirety and the following paragraphs are substituted in lieu thereof:

“Not later than the fifth (5th) Business Day of each month (such date, the “Report Remittance Date”) the Servicer shall furnish to the Master Servicer a Monthly Remittance Advice, with a trial balance report attached thereto, in the form of Exhibit 10 annexed hereto in electronic medium mutually acceptable to the Servicer and the Master Servicer, as to the preceding remittance and the period ending on the preceding Determination Date.

Not later than two (2) Business Days following the end of each Principal Prepayment Period, the Servicer shall deliver to the Master Servicer by electronic mail (or by such other means as the Servicer and the Master Servicer may agree from time to time) a prepayment report with respect to the related Remittance Date.  Such prepayment report shall include (i) such information with respect to the prepayment charges as the Master Servicer may reasonably require and (ii) information that the term of the last prepayment charge has expired or such prepayment charge has been waived.”

(y)

Section 6.01(a) of the Servicing Agreement is hereby deleted in its entirety.

(z)

The following shall be added as Section 13.19 of the Servicing Agreement:

Section 13.19

Third Party Beneficiary.  For purposes of this Agreement, any Master Servicer shall be considered a third party beneficiary to this Agreement entitled to all the rights and benefits accruing to any Master Servicer herein as if it were a direct party to this Agreement.

8.

Prepayment Penalty Verification.

From and after the Closing Date with respect to the Assigned  Loans, for each month in which the Company is servicing the Assigned Loans, on or prior to each Determination Date, Company shall provide in an electronic format acceptable to the Master Servicer the data necessary for the Master Servicer to perform its verification duties agreed to by the Master Servicer and the Assignee.  The Master Servicer or a third party reasonably acceptable to the Master Servicer and the Assignee (the “Verification Agent”) will perform such verification duties and will use its best efforts to issue its findings in a report (the “Verification Report”) delivered to the Master Servicer and the Assignee within ten (10) Business Days following the related Remittance Date; provided, however, that if the Verification Agent is unable to issue the Verification Report within ten (10) Business Days following the Remittance Date, the Verification Agent may issue and deliver to the Master Servicer and the Assignee the Verification Report upon the completion of its verification duties.  The Master Servicer shall forward the Verification Report to the Company and shall notify the Company if the Master Servicer has determined that the Company did not deliver the appropriate Prepayment Charges to the Master Servicer in accordance with this AAR Agreement.  Such written notification from the Master Servicer shall include the loan number, prepayment penalty code and prepayment penalty amount as calculated by the Master Servicer or the Verification Agent, as applicable, of each Assigned Loan for which there is a discrepancy.  If the Company agrees with the verified amounts, the Company shall adjust the immediately succeeding remittance report and the amount remitted to the Master Servicer with respect to prepayments accordingly.  If the Company disagrees with the determination of the Master Servicer, the Company shall, within five (5) Business Days of its receipt of the Verification Report, notify the Master Servicer of such disagreement and provide the Master Servicer with detailed information to support the Company’s position.  The Company and the Master Servicer shall cooperate to resolve any discrepancy on or prior to the immediately succeeding Remittance Date, and the Company will indicate the effect of such resolution on the related remittance report and shall adjust the amount remitted with respect to prepayments on such Remittance Date accordingly.

During such time as the Company and the Master Servicer are resolving discrepancies with respect to the Prepayment Charges, no payments in respect of any disputed Prepayment Charges will be remitted to the related distribution account established under the Pooling and Servicing Agreement and the Master Servicer shall not be obligated to remit such payments, unless otherwise required pursuant to the Pooling and Servicing Agreement.  In connection with such duties, the Master Servicer shall be able to rely solely on the information provided to it by the Company in accordance with this Section.  The Master Servicer shall not be responsible for verifying the accuracy of any of the information provided to it by the Company.

9.

Indemnification.  The Servicer shall indemnify the Master Servicer, the Assignor, the Assignee, the Trustee and their respective officers, directors, employees, agents and affiliates (any such person, an “Indemnified Party”), and shall hold each of them harmless from and against any claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon (i) any breach by the Servicer of its obligations under Article XIV of the Servicing Agreement, including particularly any failure by the Servicer, any Subservicer or Subcontractor to deliver any information, report, certification, accountants’ letter or other material when and as required under Article XIV of the Servicing Agreement, including any failure by the Servicer to identify pursuant to Section 14.06(b) of the Servicing Agreement any Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB; (ii) any material misstatement or omission in any written information, written data or materials provided by the Servicer, any Subservicer or Subcontractor as required under Article XIV of the Servicing Agreement, or (iii) the negligence, bad faith or willful misconduct of the Servicer in connection therewith.  If the indemnification provided for herein is unavailable or insufficient to hold harmless any Indemnified Party, then the Servicer agrees that it shall contribute to the amount paid or payable by the Indemnified Party as a result of the losses, claims, damages or liabilities of the Indemnified Party in such proportion as is appropriate to reflect the relative fault of the Indemnified Party on the one hand and the Servicer in the other in connection therewith.

Miscellaneous

10.

Notwithstanding anything to the contrary herein, the Company’s obligation to deliver any reports, certificates or other documents to the Master Servicer, including, but not limited to, the reports and certificates set forth in Section 7 of this AAR Agreement, shall survive the termination or expiration of this AAR Agreement.

11.

All demands, notices and communications related to the Assigned Loans, the Servicing Agreement and this AAR Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

a.

In the case of Company,

GMAC Mortgage Corporation

100 Witmer Road

Horsham, Pennsylvania 19044

Attention: Executive Vice President, National Loan Administration

b.

In the case of Assignor,

DB Structured Products, Inc.

60 Wall Street

New York, New York 10005

Attention: Susan Valenti

c.

In the case of Assignee,

Deutsche Alt-A Securities, Inc.

c/o Deutsche Bank Securities, Inc.

60 Wall Street

New York, New York 10005

Attention: Susan Valenti

d.

In the case of the Master Servicer,

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland  21045

Attention: Client Manager – DBALT 2006-AR2

Telecopier: (410) 715-2380

12.

The Company hereby acknowledges that the Master Servicer has been appointed as the master servicer of the Assigned Loans pursuant to the Pooling and Servicing Agreement and therefore has the right to enforce all obligations of the Company under the Servicing Agreement.

13.

Each party will pay any commissions, fees and expenses, including attorney’s fees, it has incurred and the Assignor shall pay the fees of its attorneys and the reasonable fees of the attorneys of the Assignee in connection with the negotiations for, documenting of and closing of the transactions contemplated by this AAR Agreement.

14.

This AAR Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles (other than Section 5-1401 of the General Obligations Law), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

15.

No term or provision of this AAR Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

16.

This AAR Agreement shall inure to the benefit of the successors and assigns of the parties hereto.  Any entity into which Assignor, Assignee or Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively, hereunder.

17.

This AAR Agreement shall survive the conveyance of the Assigned Loans, the assignment of the Servicing Agreement to the extent of the Assigned Loans by Assignor to Assignee and the termination of the Servicing Agreement.

18.

This AAR Agreement may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

19.

In the event that any provision of this AAR Agreement conflicts with any provision of the Servicing Agreement with respect to the Assigned Loans, the terms of this AAR Agreement shall control.

20.

For purposes of this AAR Agreement, including, but not limited to Section 7 hereof, the Master Servicer shall be considered a third party beneficiary to this AAR Agreement entitled to all the rights and benefits accruing to the Master Servicer as if it were a direct party to this AAR Agreement.

21.

To the fullest extent permitted under applicable law, each party hereto hereby irrevocably waives all right to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this AAR Agreement.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this AAR Agreement as of the day and year first above written.

DB STRUCTURED PRODUCTS, INC.

Assignor

By:         /s/ Susan Valenti

Name:         Susan Valenti

Title:           Director

By:         /s/ Adam Yarnoid

Name:         Adam Yarnoid

Title:           Director

DEUTSCHE ALT-A SECURITIES, INC.

Assignee

By:         /s/ Susan Valenti

Name:         Susan Valenti

Title:           Director

By:         /s/ Adam Yarnoid

Name:         Adam Yarnoid

Title:           Director

GMAC MORTGAGE CORPORATION

Company

By:         /s/ Wesley B. Howland

Name:         Wesley B. Howland

Title:           Vice President

ACKNOWLEDGED AND AGREED TO:

WELLS FARGO BANK, N.A.

Master Servicer

By:         /s/ Stacey M. Taylor

Name:         Stacey M. Taylor

Title:           Vice President

ATTACHMENT 1

ASSIGNED  LOANS

[ON FILE]

ATTACHMENT 2

SERVICING AGREEMENT

[ON FILE]